EXHIBIT 10.6

AMENDMENT TO MANUFACTURING AND SUPPLY AGREEMENT

THIS AMENDMENT (the "Amendment") is made and entered into as of December 22, 2003 to the Manufacturing and Supply Agreement entered into as of August 6, 1997 by and between JPI PHARMACEUTICA INTERNATIONAL, a division of Cilag AG International Zug ("JPI"), JANSSEN PHARMACEUTICA INC. ("JANSSEN US") and ALKERMES CONTROLLED THERAPEUTICS INC. II ("ACT II"), as amended (the "Agreement") (any terms used but not defined herein shall have the meaning set forth in the Agreement).

RECITALS:

WHEREAS, JPI, JANSSEN US and ACT II have entered into the Agreement; and

WHEREAS, the parties now wish to enter into this Amendment to clarify the terms for payment of the Manufacturing Fee as set forth in the Agreement by amending the terms and conditions of the Agreement as set forth below;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.       Article 1.3 of the Agreement shall be deleted in its entirety and replaced with a new Article 1.3 which shall read as follows:

1.3      "Final Product" shall mean a Presentation Form approved and marketed by JANSSEN, their Affiliates and licensees, ready for sale to the final customer.

2.       Article 1.5 of the Agreement shall be deleted in its entirety and replaced with Article 1.5(a) and Article 1.5(b) which shall read as follows:

1.5(a)   "U.S. Licensed Net Selling Price" shall mean the * offered by JANSSEN, its Affiliates or licensees in a given calendar year (or such shorter period as may be applicable) to independent third parties for each Presentation Form of the Final Product for sale in the United States, its territories and possession, less deductions for (i) trade, cash and ordinary business discounts allowed; (ii) allowances or credits to customers on account of rejection or return of Final Product; and (iii) managed care rebates or allowances and mandatory price allowances imposed by governments.

If JANSSEN, its Affiliates or licensees sell any Presentation Form of the Final Product in the United States in such a manner that the * of the same is not readily identifiable then the * shall be whichever is the higher of (i) the fair market value of such Final Product or (ii) the proportion of the bundled price attributed to such Final Product by JANSSEN, its Affiliates or licensees whenever the Final Product is sold as o part of a package of products or services. For the purpose hereof "fair market

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value" shall mean, without limitation, the value of such Final Product sold to similar third parties in similar quantities in the United States. If the fair market value cannot be determined in the United States, the fair market value will be negotiated by the parties in good faith.

1.5(b)   "ROW Licensed Net Selling Price" shall mean the * offered by JANSSEN, its Affiliates or licensees in a given calendar year (or such shorter period as may be applicable) to independent third parties for each Presentation Form of the Final Product for sale in the Territory (other than the United States, its territories and possessions), less deductions for (i) trade, cash and ordinary business discounts allowed; (ii) allowances or credits to customers on account of rejection or return of Final Product; and (iii) managed care rebates or allowances and mandatory price allowances imposed by governments.

If JANSSEN, its Affiliates or licensees sell any Presentation Form of the Final Product in a country in the Territory (other than the United States, its territories and possessions) in such a manner that the * of the same is not readily identifiable then the * for that country shall be whichever is the higher of (i) the fair market value of such Final Product or (ii) the proportion of the bundled price attributed to such Final Product by JANSSEN, its Affiliates or licensees whenever the Final Product is sold as part of a package of products or services. For the purpose hereof "fair market value" shall mean, without limitation, the value of such Final Product sold to similar third parties in similar quantities. If the fair market value cannot be determined in any given country, the fair market value will be determined by the value of such Final Product sold to similar customers in countries with similar pricing and reimbursement structures and for similar quantities.

3.       Article 1.7 of the Agreement shall be deleted in its entirety and replaced with a new Article 1.7 which shall read as follows:

1.7      "Manufacturing Fee" shall mean the fee to be paid by JPI and JANSSEN US to ACT II for each Presentation Form of the Product in consideration for the Manufacture of Products supplied to each of them in accordance with the terms hereof and which fee will be calculated as a percentage of the U.S. Licensed Net Selling Price and/or the ROW Licensed Net Selling Price, as applicable, for each Presentation Form of the Final Product in accordance with the mechanism set forth in Article 6.

4.       A new Article 1.13 shall be added to the Agreement which shall read as follows:

1.13     "Presentation Form" shall mean a form of the Product or the Final Product determined by the amount of the single dose (either 25 mg., 37.5 mg. or 50 mg.) of the depot formulation of Risperidone contained therein.

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5.       Article 6 of the Agreement shall be deleted in its entirety and replaced with a new Article 6 which shall read as follows:

6.1      In consideration of the manufacturing activities to be performed by ACT II hereunder, JPI and JANSSEN US will pay the Manufacturing Fee for the Products supplied to each of them.

The Manufacturing Fee will be calculated as a certain percentage of the U.S. Licensed Net Selling Price and/or ROW Licensed Net Selling Price, as applicable. Subject to the terms and conditions set forth in this Agreement, the actual percentage that shall apply with respect to a given calendar year will be determined in accordance with the mechanisms set forth in this Article 6 and Exhibit D attached hereto.

6.1.1 The Manufacturing Fee for calendar year 2002 has been established pursuant to Exhibit I hereto.

6.1.2 (a) Determination of Manufacturing Fee. Subject to the terms and conditions set forth in this Article 6.1.2, the Manufacturing Fees for calendar year 2003 and any subsequent calendar year will be calculated on the basis of the (i) U.S. Licensed Net Selling Prices and/or ROW Licensed Net Selling Prices for such calendar year (expressed in USD at the exchange rates then applied by JANSSEN in accordance with its normal accounting procedures), as applicable, for each Presentation Form of  the Final Product and (ii) the total amount of Product expressed in units that has been Manufactured and shipped pursuant to Article 4 by ACT II for such calendar year.

(b) Determination of a Provisional Manufacturing Fee. For the sake of administrative ease, by *, JANSSEN and ACT II will agree in good faith on the "U.S. Provisional Manufacturing Fee" and the "ROW Provisional Manufacturing Fee" for each Presentation Form of the Product for the upcoming calendar year. The "U.S. Provisional Manufacturing Fee" for each such Presentation Form of the Product shall be calculated by taking the forecast submitted by JANSSEN in * for the upcoming calendar year in accordance with Exhibit E (the "* Forecast"), to determine an estimated total amount of Product to be ordered, then determining the applicable percentage from Exhibit D to the Agreement (based on the such estimated total amount of Product) (the "Applicable Percentage") and adding * to facilitate cash flow (the "Additional Percentage") to such Applicable Percentage to determine the "Provisional Manufacturing Fee Percentage." The Provisional Manufacturing Fee Percentage shall then be applied to JANSSEN's estimated U.S. Licensed Net Selling Price for the upcoming calendar year (which shall be determined by JANSSEN in good faith and submitted to ACT II by * of the prior calendar year) to determine the U.S. Provisional Manufacturing Fee. "ROW Provisional Manufacturing Fee " for each such Presentation Form of

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the Product shall be calculated by taking (i) the * Forecast; and (ii) JANSSEN's estimated ROW Licensed Net Selling Price for the upcoming calendar year (which shall be determined by JANSSEN in good faith and submitted to ACT II by * of the prior calendar year) and applying the Provisional Manufacturing Fee Percentage to the estimated ROW Licensed Selling Price to determine the ROW Provisional Manufacturing Fee. Subject to the other provisions of this Article 6.1.2, ACT II shall invoice JANSSEN US for all Product to be shipped to JANSSEN US in the subsequent calendar year at the U.S. Provisional Manufacturing Fee and shall invoice JPI for all Product to be shipped to JPI in the subsequent calendar year at the ROW Provisional Manufacturing Fee. Either the "U.S. Provisional Manufacturing Fee" and/or the "ROW Provisional Manufacturing Fee" may also be referred to as the "Provisional Manufacturing Fee."

(c) Recalculation of the Provisional Manufacturing Fee. Within * business days after the end of each calendar quarter JANSSEN shall send to ACT II a report setting forth for each Presentation Form of the Final Product (i) its actual U.S. Licensed Net Selling Price for the calendar year to date; (ii) its actual ROW Licensed Net Selling Price for the calendar year to date; and (iii) the actual number of units of Product ordered by JANSSEN pursuant to Exhibit E for the calendar year to date plus the number of units of Product forecast to be ordered by JANSSEN during the balance of the calendar year as set forth in the most recent forecast submitted in accordance with Exhibit E (specifying such units by Presentation Form and by geographical area (US - ROW)) ("Revised Annual Total Products"). The parties shall use such Revised Annual Total Products to recalculate the Applicable Percentage from Exhibit D by substituting such number for the comparable estimated number used to determine the then current Provisional Manufacturing Fee Percentage. The parties shall add an Additional Percentage to this Applicable Percentage to create a new Provisional Manufacturing Fee Percentage. The parties shall also apply the Applicable Percentage to the actual year-to-date US Licensed Net Selling Price and ROW Licensed Net Selling Price to determine an interim US Provisional Manufacturing Fee and an interim ROW Provisional Manufacturing Fee to be used for calculation purposes. The parties shall next use such newly calculated interim Provisional Manufacturing Fees to recalculate the total amount payable for Product shipped to JANSSEN during the current calendar year to date to determine if such recalculation would result in an underpayment or overpayment for such Product (a "Payment Differential") of more than *. The parties shall also calculate the total amount payable for Revised Annual Total Products using the newly calculated interim Provisional Manufacturing Fees as well as the prior Provisional Manufacturing Fees to determine if these amounts represent more than a * potential overpayment or underpayment for such Product. In the event that there is either a underpayment or overpayment of more than * or * as described above, then the party who has overpaid or who has been underpaid may request the other party to pay the Payment Differential within * of the end of such calendar quarter (such payment a "True Up"). In addition, in the event that there is a

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True Up, the parties shall apply the newly calculated Provisional Manufacturing Fee Percentage to the actual year-to-date US Licensed Net Selling Price and ROW Licensed Net Selling Price to determine a revised US Provisional Manufacturing Fee and ROW Provisional Manufacturing Fee which shall become the Provisional Manufacturing Fees to be used during the balance of the calendar year, unless replaced by subsequently recalculated Provisional Manufacturing Fees in accordance with this paragraph.

(d) Annual Reconciliation. Within thirty (30) days after the end of each calendar year, JANSSEN shall send to ACT II a report stating for each Presentation Form of the Final Product (i) its U.S. Licensed Net Selling Price for such calendar year; (ii) its ROW Licensed Net Selling Price for such calendar year; and (iii) the total number of units of Product shipped to JANSSEN during such calendar year (on a country-by-country basis). Any payment required by JANSSEN to ACT II or vice versa to compensate for any difference between the U.S. Provisional Manufacturing Fee and/or the ROW Provisional Manufacturing Fee (calculated in accordance with paragraphs (b) and (c) above) and the applicable Manufacturing Fees as determined by such actual prices and total number of units of Product shipped shall be made to the appropriate Party no later than February 10th of the year in which the report is delivered and in accordance with the provisions of Article 6.4.

(e) Calculation of Units During Calendar Years 2003 to 2005. In calculating the total number of units of Product shipped to JANSSEN for each of calendar years 2003-2005, whether or not such units of Product are actually shipped, the parties will deem as shipped (i) all Product ordered by JANSSEN prior to the end of August of each such calendar year and (ii) all Product ordered by JANSSEN in the August forecast for each such calendar year (the "August Forecast") submitted in accordance with the ordering procedures set forth in Exhibit E. Any Product ordered by JANSSEN other than as set forth above, even if such Product is shipped, will not, however, be deemed to be shipped when making such calculation, and will also not be deemed to be shipped when calculating the total number of units of Product shipped during any subsequent calendar year. Any units of Product ordered by JANSSEN as set forth above, but not shipped, shall be invoiced to JANSSEN when shipped at the Manufacturing Fee for the applicable calendar year, rather than at the then current Provisional Manufacturing Fee. From the calendar year 2006 onwards, the Manufacturing Fee will be calculated based on  the total number of units of Product actually shipped to JANSSEN for such calendar year.

(f) Recalculation of Price if No NDA Approval Received.  In the event that the New Drug Application for the Product (#21-346) filed with the FDA on August 31, 2001 (the “NDA”) is not approved by the FDA, then the Manufacturing Fee for any Product that has been shipped and invoiced to JANSSEN US at the U.S. Provisional Manufacturing Fee shall be determined by utilizing the comparable ROW Licensed Net Selling Price for such Product rather than the U.S. Licensed Net Selling Price, with such determination to be made on the last day of the calendar quarter following the receipt of notice from the FDA that such NDA will not be approved.

(g) Recalculation of Price if Delayed Product Launch.  In the event that the launch of the Product does not occur following approval by the FDA of the NDA for the Product in any given calendar year when Product has been shipped and invoiced to JANSSEN US at the U.S. Provisional Manufacturing Fee, then the annual reconciliation for such Product will be performed pursuant to Article 6.1.2(d) in the calendar year in which such launch occurs, and the Manufacturing Fee for such Product shall be calculated by using the percentage determined by the total amount of Product shipped in the calendar year such Product was shipped and the U.S. Licensed Net Selling Price in the calendar year in which the Product was launched.

(h) Illustrative Examples. Exhibit J hereto provides examples for illustrative purposes only of calculations made pursuant to paragraphs (b), (c), (d) and (e) hereof. In the event of any conflict between Exhibit J and this Agreement, the provisions of this Agreement shall control.

6.2      JANSSEN shall keep or cause to be kept accurate records in sufficient detail to enable the Manufacturing Fees for Products sold hereunder to be determined. JANSSEN, upon the written request(including reasonable notice) and at the expense of ACT II, and in any event not more frequently than once in any calendar year, shall permit an independent public accountant of national prominence selected by ACT II, and approved by JANSSEN (with approval not unreasonably to be withheld), to have access during normal business hours to those records as may be reasonably necessary to verify the accuracy of the Manufacturing Fees for Products sold for any calendar year ending not more man three (3) years prior to the date of the aforementioned written request. If such accountant determines that the Manufacturing Fees have been overstated or understated, then one party shall make a payment to the other party as necessary to correct the amount of the Manufacturing Fees paid for Product supplied hereunder, which payment shall be based on the difference between the actual and the misstated Manufacturing Fees. In addition, if such accountant reasonably determines that the Manufacturing Fees have been understated for the audited period by more than *, then JANSSEN shall pay the reasonable costs of such audit. ACT II agrees that all information subject to review under this Article 6.2 shall be deemed JANSSEN's Confidential Information subject to the terms and conditions of Article 7. ACT II shall retain and cause its independent accountant to retain all such information in confidence in accordance with Article 7 and such information may only be used for purposes germane to this Article 6.2.

6.3      ACT II shall invoice JPI or JANSSEN US for the Provisional Manufacturing Fee due with respect to each batch of Product supplied to each of them or their

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respective designee when shipped pursuant to Article 4. JPI and JANSSEN US shall pay such, invoice within forty-five (45) days after the date of the invoice.

6.4      All payments required to be paid hereunder shall be made in United States Dollars by wire transfer of immediately available funds to the financial institution, account number, account party's name and wire transfer information designated in writing by ACT II to JPI and JANSSEN US as the place of payment.

6.5      No party shall have the right to reduce, by set off, counterclaim, adjustment or otherwise, any amount owed by it to the other party pursuant to this Agreement, unless explicitly provided for otherwise.

6.6      JANSSEN shall bear all applicable national, federal, provincial, municipal and other governmental taxes (such as sale, use or similar taxes), duties, or import charges, except for any tax on profits or income of ACT II, that ACT II may be required to pay or collect as a result of the payments of the Manufacturing Fee or the Provisional Manufacturing Fee.

6.7      Within ten (10) business days after the end of each month, JANSSEN shall deliver to ACT II a report setting forth the dollar amount and the units of each Presentation Form of the Final Product sold during the prior month on a country-by-country basis. In addition, each month JANSSEN shall provide to ACT II the foreign currency exchange rates used to calculate the Final Product sales for each country.

6.       Exhibit D shall be amended by deleting the words "Licensed Net Selling Price" and substituting the words "U.S. Licensed Net Selling Price and/or ROW Licensed Net Selling Price."

7.       This Amendment and the Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of law provisions.

8.       Except as expressly provided in this Amendment, all other terms, conditions and provisions of the Agreement shall continue in full force and effect as provided therein. This Amendment and the Agreement constitute the entire agreement between the parties hereto relating to the  subject matter hereof and thereof and supersede all prior and contemporaneous negotiations, agreements, representations, understandings and commitments with respect thereto.

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IN WITNESS WHEREOF, JPI, JANSSEN US and ACT II have executed and delivered this Amendment effective as of the date first set forth above.

ALKERMES CONTROLLED		JPI PHARMACEUTICA
THERAPEUTICS INC. II		INTERNATIONAL represented by
CILAG AG INTERNATIONAL ZUG

By:	/s/ Michael Landine	By:	/s/ Erik Rombouts

Name:	Michael Landine	Name:	ERIK ROMBOUTS
Title:	Vice President	Title:	VP ALLIANCE MGMT

		By:	/s/ Heinz Schmid

		Name:	HEINZ SCHMID
		Title:	GENERAL MANAGER

JANSSEN PHARMACEUTICA INC.

		By:	/s/ Peter Miller

		Name:	Peter Miller
		Title:	President

EXHIBIT I

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EXHIBIT J

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